Supplement to the
Fidelity's Targeted International Equity Funds®
December 30, 2015
Prospectus

Adam Kutas no longer serves as lead portfolio manager of Fidelity® Latin America Fund. Will Pruett serves as portfolio manager of Fidelity® Latin America Fund.

The following information replaces similar information for Fidelity® Emerging Asia Fund found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

John Dance (lead portfolio manager) has managed the fund since September 2016.

Colin Chickles (co-manager) has managed the fund since October 2009.

The following information replaces similar information for Fidelity® Latin America Fund found in the "Fund Summary" section under the heading "Investment Adviser".

Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

The following information replaces similar information for Fidelity® Latin America Fund found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Will Pruett (portfolio manager) has managed the fund since October 2015.

The following information replaces similar information found in the "Fund Management" section under heading "Sub-Adviser(s)".

FMRC, at 245 Summer Street, Boston, Massachusetts 02210, serves as a sub-adviser for each fund. FMRC has day-to-day responsibility for choosing investments for Fidelity® Canada Fund, Fidelity® Emerging Markets Fund, and Fidelity® Latin America Fund. FMRC may provide investment advisory services for Fidelity® China Region Fund, Fidelity® Emerging Asia Fund, Fidelity® Europe Fund, Fidelity® Japan Fund, Fidelity® Japan Smaller Companies Fund, Fidelity® Nordic Fund, and Fidelity® Pacific Basin Fund.

The following information replaces similar information found in the "Fund Management" section under the heading "Sub-Adviser(s)".

FMR U.K., at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of March 31, 2015, FMR U.K. had approximately $20.5 billion in discretionary assets under management. Currently, FMR U.K. has day-to-day responsibility for choosing investments for Fidelity® Europe Fund and Fidelity® Nordic Fund. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for Fidelity® Canada Fund, Fidelity® China Region Fund, Fidelity® Emerging Asia Fund, Fidelity® Emerging Markets Fund, Fidelity® Japan Fund, Fidelity® Japan Smaller Companies Fund, Fidelity® Latin America Fund, and Fidelity® Pacific Basin Fund. FMR U.K. is an affiliate of the Adviser.

The following information replaces the biographical information for Colin Chickles and John Dance found in the "Fund Management" section under the heading "Portfolio Manager(s)".

John Dance is lead portfolio manager of Fidelity® Emerging Asia Fund, which he has managed since September 2016 and is portfolio manager of Fidelity® Pacific Basin Fund, which he has managed since October 2013. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Dance has worked as a research analyst and portfolio manager.

Colin Chickles is co-manager of Fidelity® Emerging Asia Fund, which he has managed since October 2009. He also manages other funds. Since joining Fidelity Investments in 1996, Mr. Chickles has worked as an analyst and portfolio manager.

The following information replaces the biographical information for Adam Kutas and Will Pruett found in the "Fund Management" section under the heading "Portfolio Manager(s)".

Will Pruett is portfolio manager of Fidelity® Latin America Fund, which he has managed since October 2015. Since joining Fidelity Investments in 2008, Mr. Pruett has worked as a research analyst and a portfolio manager.

TIF-16-03 1.483702.192	October 12, 2016